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                                                                    EXHIBIT 99.2


            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                          PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Robin J. Adams, Executive Vice President - Finance & Chief Financial Officer of American Axle & Manufacturing Holdings, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of American Axle & Manufacturing Holdings, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of American Axle & Manufacturing Holdings, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K filed with the Commission on behalf of American Axle & Manufacturing Holdings, Inc. on March 29, 2002 for the twelve month period ending December 31, 2001; and

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Axle & Manufacturing Holdings, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -    any amendments to any of the foregoing.




By: /s/ Robin J. Adams                         Subscribed and sworn to before
-----------------------                        me this 2nd day of August, 2002.
Robin J. Adams
August 2, 2002
                                               By: /s/ Richard G. Raymond
                                               ---------------------------------
                                               Richard G. Raymond
                                               Notary Public, Wayne County, MI
                                               My Commission Expires Jan 1, 2004